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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       OCTOBER 16, 2001 (OCTOBER 10, 2001)

                        ---------------------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                 000-23709                                     13-3870996
         (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

           450 WEST 33RD STREET                                  10001
            NEW YORK, NEW YORK                                 (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

         DoubleClick Inc. ("DoubleClick") issued a press release on October 11, 2001 announcing that it had entered into an Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of October 10, 2001 (the "Restated Merger Agreement"), between DoubleClick and MessageMedia, Inc. ("MessageMedia"), amending and restating the Agreement and Plan of Merger and Reorganization, dated as of June 1, 2001 (the "Merger Agreement"), among DoubleClick, Atlas Acquisition Corp., a Delaware corporation and wholly owned subsidiary of DoubleClick ("Atlas") and MessageMedia, as amended by the Amendment to Agreement and Plan of Merger and Reorganization, dated as of June 26, 2001, among DoubleClick, Atlas and MessageMedia (the "Amendment"). Pursuant to the Restated Merger Agreement, MessageMedia will merge with and into DoubleClick (the "Merger"). For information regarding the terms and conditions of the Merger, including the consideration to be paid to MessageMedia's stockholders, reference is made to the Restated Merger Agreement, filed as Exhibit 2.1 hereto, and the filing made pursuant to Rule 425 by DoubleClick, dated
October 11, 2001, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

         In connection with the execution of the Restated Merger Agreement, certain of MessageMedia's stockholders entered into Amended and Restated Stockholder Agreements (and related irrevocable proxies) with DoubleClick, dated as of October 10, 2001, pursuant to which they agreed, among other things, to vote, in the aggregate, approximately 37.3% of the outstanding MessageMedia common stock for the approval of the Restated Merger Agreement and all other transactions contemplated by the Restated Merger Agreement. The form of the Amended and Restated Stockholder Agreement is attached as Annex A to the Merger Agreement.

         Consummation of the Merger is subject to customary closing conditions, including approval by MessageMedia's stockholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER

2.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of October 10, 2001, between DoubleClick Inc. and MessageMedia, Inc., including annexes thereto but excluding any schedules.

99.1 Press Release of DoubleClick Inc., dated October 11, 2001, announcing the Restated Merger Agreement. (Incorporated by reference to DoubleClick's Rule 425 filing, dated October 11, 2001.)





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DOUBLECLICK INC.
                                            -----------------------------------
                                            (Registrant)


                                            By: /s/ Elizabeth Wang
                                            -----------------------------------
                                            Name:  Elizabeth Wang
                                            Title: Vice President and Secretary

Dated: October 16, 2001








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
EXHIBIT                         EXHIBIT INDEX
2.1       Amended and Restated Agreement and Plan of Merger and Reorganization,
          dated as of October 10, 2001, between DoubleClick Inc. and
          MessageMedia, Inc., including annexes thereto but excluding any schedules.

99.1 Press Release of DoubleClick Inc., dated October 11, 2001, announcing the Restated Merger Agreement. (Incorporated by reference to DoubleClick's Rule 425 filing, dated October 11, 2001.)

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